SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 17, 2003

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit

Description

99.1

Press release issued by Cross Country Healthcare, Inc. (the “Company”) on September 17, 2003

Item 9. Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on September 17, 2003 which is attached hereto as Exhibit 99.1. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 12.  Results of Operations and Financial Condition.

(a)  On September 17, 2003 the Company issued a press release announcing that it is scheduled to make a presentation on September 23, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By: /s/ EMIL HENSEL
Name: Emil Hensel
Dated: September 22, 2003	Title: Chief Financial Officer

Links

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9. Regulation FD Disclosure.

Item 12.  Results of Operations and Financial Condition.